 PROVIDENT FINANCIAL SERVICES, INC. - DEFA 14A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

PROVIDENT FINANCIAL SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 1001 ISELIN, NJ 08830 Your Vote Counts! PROVIDENT FINANCIAL SERVICES, INC. 2025 Annual Meeting Vote by April 23, 2025 11:59 PM ET. For shares held in a Plan, vote by April 20, 2025 11:59 PM ET V63146-P25142 You invested in PROVIDENT FINANCIAL SERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 24, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com. Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 24, 2025 10:00 AM EST Virtually at: www.virtualshareholdermeeting.com/PFS2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. The election as directors of all nominees listed below (except as marked to the contrary on the right), each for a three-year term: Nominees: 01) James P. Dunigan 02) Matthew K. Harding 03) Anthony J. Labozzetta 04) Robert E. McCracken For 2. The approval (non-binding) of executive compensation. For 3. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings” V63147-P25142